Supplement Dated November 4, 2019

This supplement is intended for distribution with prospectuses dated April 30, 2019, or later, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL 2014	Survivorship Variable Universal Life
Corporate VUL	Majestic VULX
Protection VUL 2012	Majestic Survivorship VULX
Protection VUL 2017	Majestic VCOLIX

Portfolio Mergers

Effective after the close of business on November 1, 2019, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
International Growth Stock	International Equity Index
Utilities	Equity Income

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 1, 2019. Any reference in your product prospectus to the Acquired Portfolios should be replaced with the names of the corresponding Acquiring Portfolios.

You should read this supplement together with the prospectus for the contract you purchased and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL1 11/2019